Total Loan Portfolio Composition

Consumer
10%
Home Equity
7%
Residential
Real Estate
5%
C&I Loans
20%
Construction &
Development
Loans
16%
CRE Loans
42%
Commercial
Consumer
$in millions

1
Total: $3.6 Billion
*Construction loans include loans for developments that are 100% completed and making payments.
$336
$240
$207
$758
$1,578
$783
$1,581
$618
$772
$183
$255
$377
$710
$1,518
$577
$175
$253
$358
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
C&I Loans
CRE Loans
Construction &
Development Loans
Residential Real
Estate
Home Equity
Consumer
Q1-2008
Q4-2008
Q1-2009

as of 3/31/09
Commercial Loan Portfolio Risk Distribution
92.2%
60.6%
93.3%
7.8%
39.4%
6.7%
0%
20%
40%
60%
80%
100%
Commercial & Industrial
Construction & Development
Loans
Commercial Real Estate
Accruing %s
Non-accrual %s

Commercial Loan Portfolio Breakdown
CRE & Construction Loans
C & I Loans
Concentration Focus both in terms of
outstanding balances and non-
accrual loans
$'s of Outstanding Commercial Loans ($2.8 billion)
$78.8
$1,132.8
$758.3
$163.8
$202.8
$57.6
$709.8
$15.8
$617.8
$81.4
$154.0
$178.0
$53.0
$1,167.6
$686.0
$32.7
$577.1
$81.2
$146.2
$165.1
$1,125.5
$38.4
$646.3
$24.8
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
Construction &
Development Loans
Loans Secured By
Farmland
Resi Real Estate &
HE
Secured by Multi
Family Residential
RE
Loans Secured by
Non-farm Non-
residential
Properties
Loans To Finance
Ag Production
Commercial and
Industrial (C&I)
Obligations of US
State/Political
Subdivisions
Q1-2008
Q4-2008
Q1-2009
$'s of Nonaccrual Loans ($384 million in Q1-2009 vs. $297 million in Q4-2008)
$2.8
$26.3
$10.5
$30.0
$0.0
$227.3
$84.4
$0.3
$10.7
$0.2
$0.0
$5.9
$9.1
$0.1
$53.7
$28.1
$0.2
$69.1
$157.8
$2.7
$25.7
$11.3
$32.3
$0.0
$0
$50
$100
$150
$200
$250
$300
$350
$400
Construction &
Development Loans
Loans Secured By
Farmland
Resi Real Estate &
HE
Secured by Multi
Family Residential
RE
Loans Secured by
Non-farm Non-
residential
Properties
Loans To Finance
Ag Production
Commercial and
Industrial (C&I)
Obligations of US
State/Political
Subdivisions
Q1-2008
Q4-2008
Q1-2009

All Else
16.5%
Condo
2.6%
Mixed Use
4.2%
1-4 Family
Construction
6.1%
Spec Homes
6.3%
Land
Developers
excluding
Vacant Land
23.6%
Vacant Land
40.7%

All Else is comprised of several categories no one larger than 3% of the portfolio such as offices, strip malls, churches, and warehouses.
Composition Analysis
Commercial Construction & Development Loans
Loans = $577 Million

Other Specialty Facility 12.4%
C&I Mixed and RE 12.5%
Strip Mall 10.0%
Industrial Warehouse 10.1%
C&I RE Secured 8.3%
Retail Store 6.1%
Mfg Facility 6.7%
Gas Station 5.8%
Health Care 6.2%
Restaurant 3.3%
All Else 2.2%
Office 16.4%

Loans Secured by Non-Farm Non-Residential Properties
Composition Analysis
Loans = $1,125 Million

Other Securities
2.7%
Non-Agency CMO/MBS/ABS
6.7%
Municipal Bonds
8.3%
US Gov't, Agency, and GSE Debt
28.8%
US Agency, and GSE MBS/CMO
53.5%

Investment Portfolio
Type
Note
Market
Value
(millions)
Book Value
(millions)
Book
Value
(millions)
% of
Portfolio
US Gov't, Agency, and GSE Debt
(1)
$274
$274
$785
82.3%
US Agency, and GSE MBS/CMO
526
511
40
4.2%
Municipal Bonds
(2)
81
79
40
4.2%
Non-Agency CMO/MBS/ABS
(3)
51
64
58
6.1%
Other Securities
(4)
26
26
5
0.5%
Total
$958
$954
26
2.7%
$954
100%
Portfolio Composition Ratings
Portfolio Breakdown by Type
Credit Rating
US Gov't, Agency, and GSE - AAA
*97.3% Muni GOs
Stock
Unrated *
A & Lower
AA
AAA
(2) Municipal obligation bonds consist of:
 General obligation bonds
77.2
 Revenue bonds
2.1
(3) Non-Agency CMO/MBS/ABS bonds consist of:
 Non-agency CMOs (fixed-rate fully amortizing jumbos, 2002-2005 vintages)
30.2
 Bank-only pooled trust preferred securities
25.6
3.0
 Auto loan asset-backed securities
4.3
 CRA-related asset-backed securities
0.7
policies.
(4) Other Securities consist of:
 FHLB Stock
20.3
 FRB Stock
4.9
0.9
 but no other GSE stock)
All deals are rated "senior" tranches. None rely on financial guaranty
 Other (primarily Mutual Fund Sweeps and Farmer Mac stock,
(1) Contains no subordinated debt
 Bank and insurance company pooled trust preferred securities
Investment Portfolio

The Bank has over $500 million in capital and reserves that can serve to absorb losses.
How much do we have available to absorb losses?
Capital and Allowance Levels as of 3/31/09
Proforma
Capital Ratios
Without Limitations
Tier 1 = 7.4%
Total Capital = 13.0%
Leverage = 5.7%
Tangible Common
 Equity= 5.6%
Regulatory
Capital Ratios
Tier 1 = 6.2%
Total Capital = 8.8%
Leverage = 4.6%
Tangible Common
 Equity=   5.6%
Regulatory Capital
Disallowed
Deferred Tax Credit
Disallowed
Credit Losses
Capital and 100% of Reserves
$333
$512
$56
$123
$0
$100
$200
$300
$400
$500
$600

Addendum

Loan Category Definitions

Construction & Development Loans (Construction, Land Development & Other Land Loans)
Loans secured by real estate: (a) land development (i.e., the process of improving land - laying sewers, water pipes, etc.) (b) the on-site construction of industrial, commercial, residential, or farm buildings. For purposes of this item, "construction" includes not only construction of new structures, but also additions or alterations to existing structures and the demolition of existing structures to make way for new structures and (c) Loans secured by vacant land, except land known to be used or usable for agricultural purposes.
Loans Secured By Farmland
Farmland includes all land known to be used or usable for agricultural purposes, such as crop and livestock production. Farmland includes grazing or pasture land, whether tillable or not and whether wooded or not.
Residential Real Estate & Home Equity
Loans secured by real estate as evidenced by mortgages, deeds of trust, land contracts, or other instruments, whether first or junior liens on real estate.
Secured by Multi Family Residential Real Estate
Non-farm properties with five or more dwelling units in structures (including apartment buildings and apartment hotels), five or more unit housekeeping dwellings with commercial units combined, and cooperative-type apartment buildings containing five or more units.
Loans Secured by Non-farm Non-residential Properties
Loans secured by real estate as evidenced by mortgages or other liens on non-farm nonresidential properties, including business and industrial properties, hotels, motels, churches, hospitals, educational and charitable institutions, dormitories, clubs, lodges, association buildings,
"homes" for aged persons and orphans, golf courses, recreational facilities, and similar properties. Exclude loans for non-farm nonresidential property construction and land development purposes.
Loans To Finance Agricultural Production
Secured or unsecured loans for the purpose of financing agricultural production such as growing and storing crops, marketing and transport of agricultural products, livestock care, farm machinery, fisheries and forestries, etc.
Commercial and Industrial (C&I)
Loans for commercial and industrial purposes to sole proprietorships, partnerships, corporations, and other business enterprises, whether secured (other than by real estate) or unsecured, single-payment or installment.
Obligations of US State/Political Subdivisions
Obligations of states and political subdivisions in the United States (includes overdrafts and obligations secured by real estate).
Loan Category Definitions